Exhibit 99.1
DOVER CORPORATION
SEGMENT INFORMATION
(unaudited)(in thousands)

	2022	2021
	Q1	Q1	Q2	Q3	Q4	FY
REVENUE
Engineered Products	$487,647	$428,127	$442,091	$447,798	$462,811	$1,780,827
Clean Energy & Fueling	458,395	389,678	437,042	410,561	410,872	1,648,153
Imaging & Identification	272,255	284,328	294,076	292,535	292,428	1,163,367
Pumps & Process Solutions	435,195	394,377	428,701	438,240	447,316	1,708,634
Climate & Sustainability Technologies	399,078	372,077	430,506	429,425	376,167	1,608,175
Intersegment eliminations	(669)	(686)	(740)	(290)	(359)	(2,075)
Total consolidated revenue	$2,051,901	$1,867,901	$2,031,676	$2,018,269	$1,989,235	$7,907,081

NET EARNINGS
Segment earnings:
Engineered Products	$71,130	$76,684	$71,255	$67,376	$62,537	$277,852
Clean Energy & Fueling	72,962	79,572	93,430	80,101	74,083	327,186
Imaging & Identification	58,598	63,618	66,565	70,635	66,114	266,932
Pumps & Process Solutions	146,617	128,895	146,759	150,275	149,664	575,593
Climate & Sustainability Technologies	53,609	43,475	56,905	49,734	35,403	185,517
Total segment earnings	402,916	392,244	434,914	418,121	387,801	1,633,080
Purchase accounting expenses [1]	53,286	35,516	35,162	35,587	35,715	141,980
Restructuring and other costs (benefits) [2]	10,552	4,162	10,779	(3,201)	26,696	38,436
Loss (gain) on dispositions [3]	194	—	—	—	(206,338)	(206,338)
Corporate expense / other [4]	37,404	37,173	39,910	33,249	45,966	156,298
Interest expense	26,552	26,823	26,661	26,433	26,402	106,319
Interest income	(775)	(680)	(942)	(1,466)	(1,353)	(4,441)
Earnings before provision for income taxes	275,703	289,250	323,344	327,519	460,713	1,400,826
Provision for income taxes	49,550	56,481	58,836	63,763	97,928	277,008
Net earnings	$226,153	$232,769	$264,508	$263,756	$362,785	$1,123,818

SEGMENT MARGIN
Engineered Products	14.6%	17.9%	16.1%	15.0%	13.5%	15.6%
Clean Energy & Fueling	15.9%	20.4%	21.4%	19.5%	18.0%	19.9%
Imaging & Identification	21.5%	22.4%	22.6%	24.1%	22.6%	22.9%
Pumps & Process Solutions	33.7%	32.7%	34.2%	34.3%	33.5%	33.7%
Climate & Sustainability Technologies	13.4%	11.7%	13.2%	11.6%	9.4%	11.5%
Total segment margin	19.6%	21.0%	21.4%	20.7%	19.5%	20.7%

[1] Purchase accounting expenses are primarily comprised of amortization of intangible assets and charges related to fair value step-ups for acquired inventory sold during the period.
[2] Restructuring and other costs (benefits) relate to actions taken for employee reductions, facility consolidations and site closures, product line exits, and other asset charges.
[3] Loss (gain) on dispositions include working capital adjustments related to dispositions.
[4] Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include executive and functional compensation costs, non-service pension costs, non-operating insurance expenses, shared business services overhead costs, deal-related expenses and various administrative expenses relating to the corporate headquarters.

DOVER CORPORATION
SEGMENT INFORMATION (CONTINUED)
(unaudited)(in thousands)

	2020
	Q1	Q2	Q3	Q4	FY
REVENUE
Engineered Products	$408,160	$342,380	$386,562	$394,175	$1,531,277
Clean Energy & Fueling	359,982	326,495	380,511	409,294	1,476,282
Imaging & Identification	256,765	227,977	265,690	287,746	1,038,178
Pumps & Process Solutions	319,536	309,095	347,875	347,497	1,324,003
Climate & Sustainability Technologies	311,913	293,527	368,395	342,255	1,316,090
Intersegment eliminations	(417)	(299)	(777)	(577)	(2,070)
Total consolidated revenue	$1,655,939	$1,499,175	$1,748,256	$1,780,390	$6,683,760

NET EARNINGS
Segment earnings:
Engineered Products	$73,461	$55,464	$71,269	$64,949	$265,143
Clean Energy & Fueling	66,656	59,471	79,819	84,287	290,233
Imaging & Identification	57,428	43,529	58,407	64,669	224,033
Pumps & Process Solutions	77,106	79,975	99,356	92,296	348,733
Climate & Sustainability Technologies	23,210	23,783	45,284	33,816	126,093
Total segment earnings	297,861	262,222	354,135	340,017	1,254,235
Purchase accounting expenses [1]	34,062	34,101	35,325	35,027	138,515
Restructuring and other costs [2]	7,859	16,840	5,848	20,925	51,472
(Gain) loss on dispositions [3]	(6,551)	781	557	—	(5,213)
Corporate expense / other [4]	22,906	25,688	34,644	36,123	119,361
Interest expense	27,268	28,711	27,724	28,234	111,937
Interest income	(1,183)	(728)	(960)	(700)	(3,571)
Earnings before provision for income taxes	213,500	156,829	250,997	220,408	841,734
Provision for income taxes	37,221	32,063	50,697	38,302	158,283
Net earnings	$176,279	$124,766	$200,300	$182,106	$683,451

SEGMENT MARGIN
Engineered Products	18.0%	16.2%	18.4%	16.5%	17.3%
Clean Energy & Fueling	18.5%	18.2%	21.0%	20.6%	19.7%
Imaging & Identification	22.4%	19.1%	22.0%	22.5%	21.6%
Pumps & Process Solutions	24.1%	25.9%	28.6%	26.6%	26.3%
Climate & Sustainability Technologies	7.4%	8.1%	12.3%	9.9%	9.6%
Total segment margin	18.0%	17.5%	20.3%	19.1%	18.8%

[1] Purchase accounting expenses are primarily comprised of amortization of intangible assets and charges related to fair value step-ups for acquired inventory sold during the period.
[2] Restructuring and other costs relate to actions taken for employee reductions, facility consolidations and site closures, product line exits, and other asset charges.
[3] (Gain) loss on dispositions include working capital adjustments related to dispositions.
[4] Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include executive and functional compensation costs, non-service pension costs, non-operating insurance expenses, shared business services overhead costs, deal-related expenses and various administrative expenses relating to the corporate headquarters.

DOVER CORPORATION
SEGMENT INFORMATION (CONTINUED)
(unaudited)(in thousands)

	2019
	Q1	Q2	Q3	Q4	FY
REVENUE
Engineered Products	$418,851	$429,928	$426,689	$422,089	$1,697,557
Clean Energy & Fueling	373,050	390,586	411,769	444,772	1,620,177
Imaging & Identification	268,354	266,588	275,109	274,420	1,084,471
Pumps & Process Solutions	330,219	338,924	341,337	328,048	1,338,528
Climate & Sustainability Technologies	334,643	385,474	370,335	306,165	1,396,617
Intersegment eliminations	(360)	(794)	106	95	(953)
Total consolidated revenue	$1,724,757	$1,810,706	$1,825,345	$1,775,589	$7,136,397

NET EARNINGS
Segment earnings:
Engineered Products	$71,361	$81,964	$78,651	$78,255	$310,231
Clean Energy & Fueling	49,618	66,883	80,611	87,230	284,342
Imaging & Identification	60,750	60,264	66,282	65,913	253,209
Pumps & Process Solutions	70,670	84,523	85,765	82,483	323,441
Climate & Sustainability Technologies	34,212	52,153	43,155	23,212	152,732
Total segment earnings	286,611	345,787	354,464	337,093	1,323,955
Purchase accounting expenses [1]	35,635	34,997	34,244	33,460	138,336
Restructuring and other costs [2]	3,963	6,457	3,807	17,926	32,153
Loss on assets held for sale [3]	46,946	—	—	—	46,946
Corporate expense / other [4]	30,831	23,785	28,336	59,267	142,219
Interest expense	31,808	31,754	31,410	30,846	125,818
Interest income	(890)	(945)	(1,263)	(1,428)	(4,526)
Earnings before provision for income taxes	138,318	249,739	257,930	197,022	843,009
Provision for income taxes	32,613	51,654	51,924	28,900	165,091
Net earnings	$105,705	$198,085	$206,006	$168,122	$677,918

SEGMENT MARGIN
Engineered Products	17.0%	19.1%	18.4%	18.5%	18.3%
Clean Energy & Fueling	13.3%	17.1%	19.6%	19.6%	17.6%
Imaging & Identification	22.6%	22.6%	24.1%	24.0%	23.3%
Pumps & Process Solutions	21.4%	24.9%	25.1%	25.1%	24.2%
Climate & Sustainability Technologies	10.2%	13.5%	11.7%	7.6%	10.9%
Total segment margin	16.6%	19.1%	19.4%	19.0%	18.6%

[1] Purchase accounting expenses are primarily comprised of amortization of intangible assets and charges related to fair value step-ups for acquired inventory sold during the period.
[2] Restructuring and other costs relate to actions taken for employee reductions, facility consolidations and site closures, product line exits, and other asset charges.
[3] Represents a loss on assets held for sale of Finder Pompe S.r.l. ("Finder"). Under local law, no tax benefit is realized from the loss on the sale of a wholly-owned business.
[4] Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include executive and functional compensation costs, non-service pension costs, non-operating insurance expenses, shared business services overhead costs, deal-related expenses and various administrative expenses relating to the corporate headquarters. Q4 2019 and FY 2019 include a $23,543 loss on early extinguishment of debt.

DOVER CORPORATION
ADJUSTED EARNINGS AND ADJUSTED EARNINGS PER SHARE (NON-GAAP)
(unaudited)(in thousands, except per share data*)

Non-GAAP Reconciliations

	2022	2021
	Q1	Q1	Q2	Q3	Q4	FY
Adjusted net earnings:
Net earnings	$226,153	$232,769	$264,508	$263,756	$362,785	$1,123,818
Purchase accounting expenses, pre-tax [1]	53,286	35,516	35,162	35,587	35,715	141,980
Purchase accounting expenses, tax impact [2]	(12,538)	(8,720)	(8,571)	(8,700)	(8,763)	(34,754)
Restructuring and other costs (benefits), pre-tax [3]	10,552	4,162	10,779	(3,201)	26,696	38,436
Restructuring and other costs (benefits), tax impact [2]	(2,191)	(1,031)	(2,597)	902	(4,610)	(7,336)
Loss (gain) on dispositions, pre-tax [4]	194	—	—	—	(206,338)	(206,338)
Loss (gain) on dispositions, tax-impact [2]	(27)	—	—	—	53,218	53,218
Adjusted net earnings	$275,429	$262,696	$299,281	$288,344	$258,703	$1,109,024

Adjusted diluted net earnings per share:
Diluted net earnings per share	$1.56	$1.61	$1.82	$1.81	$2.49	$7.74
Purchase accounting expenses, pre-tax [1]	0.37	0.25	0.24	0.24	0.25	0.98
Purchase accounting expenses, tax impact [2]	(0.09)	(0.06)	(0.06)	(0.06)	(0.06)	(0.24)
Restructuring and other costs (benefits), pre-tax [3]	0.07	0.03	0.07	(0.02)	0.18	0.26
Restructuring and other costs (benefits), tax impact [2]	(0.02)	(0.01)	(0.02)	0.01	(0.03)	(0.05)
Loss (gain) on dispositions, pre-tax [4]	—	—	—	—	(1.42)	(1.42)
Loss (gain) on dispositions, tax-impact [2]	—	—	—	—	0.37	0.37
Adjusted diluted net earnings per share	$1.90	$1.81	$2.06	$1.98	$1.78	$7.63

[1] Purchase accounting expenses are primarily comprised of amortization of intangible assets and charges related to fair value step-ups for acquired inventory sold during the period. Q1 2022 includes $12,487 of amortization of inventory step-up primarily related to the Q4 2021 acquisitions within our Clean Energy & Fueling segment.

[2] Adjustments were tax effected using the statutory tax rates in the applicable jurisdictions or the effective tax rate, where applicable, for each period.
[3] Restructuring and other costs (benefits) relate to actions taken for employee reductions, facility consolidations and site closures, product line exits, and other asset charges. Q1 2022 includes $5,457 of non-cash foreign currency translation losses reclassified to earnings included within restructuring and other costs of $2,117 related to write-off of assets due to an exit from certain Latin America countries for our Climate & Sustainability Technologies segment. Q4 and FY 2021 for our Climate & Sustainability Technologies segment include a $12,073 other than temporary impairment charge related to an equity method investment and a $6,072 write-off of assets incurred in connection with an exit from certain Latin America countries. Q3 and FY 2021 include a $9,078 payment received for previously incurred restructuring costs related to a product line exit in our Engineered Products segment.

4 Q1 2022 represents working capital adjustments related to the disposition of UB and the RWB equity method investment in Q4 2021. Q4 and FY 2021 represent a $181,615 gain on disposition of UB in our Climate & Sustainability Technologies segment and a $24,723 gain on disposition of our RWB equity method investment in our Engineered Products segment.

* Per share data and totals may be impacted by rounding.

DOVER CORPORATION
ADJUSTED EARNINGS AND ADJUSTED EARNINGS PER SHARE (NON-GAAP) (CONTINUED)
(unaudited)(in thousands, except per share data*)

Non-GAAP Reconciliations

	2020
	Q1	Q2	Q3	Q4	FY
Adjusted net earnings:
Net earnings	$176,279	$124,766	$200,300	$182,106	$683,451
Purchase accounting expenses, pre-tax [1]	34,062	34,101	35,325	35,027	138,515
Purchase accounting expenses, tax impact [2]	(8,411)	(8,451)	(8,810)	(8,695)	(34,367)
Restructuring and other costs, pre-tax [3]	7,859	16,840	5,848	20,925	51,472
Restructuring and other costs, tax impact [2]	(1,605)	(3,452)	(1,343)	(4,402)	(10,802)
(Gain) loss on dispositions, pre-tax [4]	(6,551)	781	557	—	(5,213)
(Gain) loss on dispositions, tax-impact [2]	1,592	(190)	(135)	—	1,267
Adjusted net earnings	$203,225	$164,395	$231,742	$224,961	$824,323

Adjusted diluted net earnings per share:
Diluted net earnings per share	$1.21	$0.86	$1.38	$1.25	$4.70
Purchase accounting expenses, pre-tax [1]	0.23	0.24	0.24	0.24	0.95
Purchase accounting expenses, tax impact [2]	(0.06)	(0.06)	(0.06)	(0.06)	(0.24)
Restructuring and other costs, pre-tax [3]	0.05	0.12	0.04	0.14	0.35
Restructuring and other costs, tax impact [2]	(0.01)	(0.02)	(0.01)	(0.03)	(0.07)
(Gain) loss on dispositions, pre-tax [4]	(0.04)	—	—	—	(0.03)
(Gain) loss on dispositions, tax-impact [2]	0.01	—	—	—	0.01
Adjusted diluted net earnings per share	$1.39	$1.13	$1.60	$1.55	$5.67

[1] Purchase accounting expenses are primarily comprised of amortization of intangible assets and charges related to fair value step-ups for acquired inventory sold during the period.
[2] Adjustments were tax effected using the statutory tax rates in the applicable jurisdictions or the effective tax rate, where applicable, for each period.
[3] Restructuring and other costs relate to actions taken for employee reductions, facility consolidations and site closures, product line exits, and other asset charges.
[4] Represents a (gain) loss on the disposition of the Chino, California branch of The AMS Group within the Climate & Sustainability Technologies segment, including working capital adjustments.

* Per share data and totals may be impacted by rounding.

DOVER CORPORATION
ADJUSTED EARNINGS AND ADJUSTED EARNINGS PER SHARE (NON-GAAP) (CONTINUED)
(unaudited)(in thousands, except per share data*)

Non-GAAP Reconciliations

	2019
	Q1	Q2	Q3	Q4	FY
Adjusted net earnings:
Net earnings	$105,705	$198,085	$206,006	$168,122	$677,918
Purchase accounting expenses, pre-tax [1]	35,635	34,997	34,244	33,460	138,336
Purchase accounting expenses, tax impact [2]	(8,964)	(8,777)	(8,624)	(8,403)	(34,768)
Restructuring and other costs, pre-tax [3]	3,963	6,457	3,807	17,926	32,153
Restructuring and other costs, tax impact [2]	(861)	(1,377)	(806)	(3,745)	(6,789)
Loss on extinguishment of debt, pre-tax [4]	—	—	—	23,543	23,543
Loss on extinguishment of debt, tax impact [2]	—	—	—	(5,163)	(5,163)
Loss on assets held for sale [5]	46,946	—	—	—	46,946
Adjusted net earnings	$182,424	$229,385	$234,627	$225,740	$872,176

Adjusted diluted net earnings per share:
Diluted net earnings per share	$0.72	$1.35	$1.40	$1.15	$4.61
Purchase accounting expenses, pre-tax [1]	0.24	0.24	0.23	0.23	0.94
Purchase accounting expenses, tax impact [2]	(0.06)	(0.06)	(0.06)	(0.06)	(0.24)
Restructuring and other costs, pre-tax [3]	0.03	0.04	0.03	0.12	0.22
Restructuring and other costs, tax impact [2]	(0.01)	(0.01)	(0.01)	(0.03)	(0.06)
Loss on extinguishment of debt, pre-tax [4]	—	—	—	0.16	0.16
Loss on extinguishment of debt, tax impact [2]	—	—	—	(0.04)	(0.04)
Loss on assets held for sale [5]	0.32	—	—	—	0.32
Adjusted diluted net earnings per share	$1.24	$1.56	$1.60	$1.54	$5.93

[1] Purchase accounting expenses are primarily comprised of amortization of intangible assets and charges related to fair value step-ups for acquired inventory sold during the period.
[2] Adjustments were tax effected using the statutory tax rates in the applicable jurisdictions or the effective tax rate, where applicable, for each period.
[3] Restructuring and other costs relate to actions taken for employee reductions, facility consolidations and site closures, product line exits, and other asset charges.
[4] Represents a loss on early extinguishment of €300,000 2.125% notes due 2020 and $450,000 4.30% notes due 2021.
[5] Represents a loss on assets held for sale of Finder. Under local law, no tax benefit is realized from the loss on the sale of a wholly-owned business.

* Per share data and totals may be impacted by rounding.

DOVER CORPORATION
ADJUSTED SEGMENT EBITDA (NON-GAAP)
(unaudited)(in thousands)

Non-GAAP Reconciliations	2022	2021
	Q1	Q1	Q2	Q3	Q4	FY
ADJUSTED SEGMENT EBITDA

Engineered Products:
Segment earnings	$71,130	$76,684	$71,255	$67,376	$62,537	$277,852
Other depreciation and amortization [1]	7,274	6,708	5,814	7,132	7,382	27,036
Adjusted segment EBITDA [3]	78,404	83,392	77,069	74,508	69,919	304,888
Adjusted segment EBITDA margin [3]	16.1%	19.5%	17.4%	16.6%	15.1%	17.1%
Clean Energy & Fueling:
Segment earnings [4]	$72,962	$79,572	$93,430	$80,101	$74,083	$327,186
Other depreciation and amortization [1]	8,466	6,489	6,571	6,411	6,371	25,842
Adjusted segment EBITDA [3]	81,428	86,061	100,001	86,512	80,454	353,028
Adjusted segment EBITDA margin [3]	17.8%	22.1%	22.9%	21.1%	19.6%	21.4%
Imaging & Identification:
Segment earnings	$58,598	$63,618	$66,565	$70,635	$66,114	$266,932
Other depreciation and amortization [1]	3,497	3,274	3,544	3,896	3,475	14,189
Adjusted segment EBITDA [3]	62,095	66,892	70,109	74,531	69,589	281,121
Adjusted segment EBITDA margin [3]	22.8%	23.5%	23.8%	25.5%	23.8%	24.2%
Pumps & Process Solutions:
Segment earnings	$146,617	$128,895	$146,759	$150,275	$149,664	$575,593
Other depreciation and amortization [1]	9,922	9,670	9,638	9,832	10,132	39,272
Adjusted segment EBITDA [3]	156,539	138,565	156,397	160,107	159,796	614,865
Adjusted segment EBITDA margin [3]	36.0%	35.1%	36.5%	36.5%	35.7%	36.0%
Climate & Sustainability Technologies:
Segment earnings	$53,609	$43,475	$56,905	$49,734	$35,403	$185,517
Other depreciation and amortization [1]	6,495	6,349	6,682	7,019	6,937	26,987
Adjusted segment EBITDA [3]	60,104	49,824	63,587	56,753	42,340	212,504
Adjusted segment EBITDA margin [3]	15.1%	13.4%	14.8%	13.2%	11.3%	13.2%
Total Segments:
Segment earnings [2,3]	$402,916	$392,244	$434,914	$418,121	$387,801	$1,633,080
Other depreciation and amortization [1]	35,654	32,490	32,249	34,290	34,297	133,326
Adjusted segment EBITDA [3]	438,570	424,734	467,163	452,411	422,098	1,766,406
Adjusted segment EBITDA margin [3]	21.4%	22.7%	23.0%	22.4%	21.2%	22.3%

[1] Other depreciation and amortization relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs.
[2] Refer to Quarterly Segment Information section for reconciliation of total segment earnings to net earnings.
[3] Refer to Non-GAAP Disclosures section for definition.
4 Q1 2022 excludes $12,097 of amortization of inventory step-up related to the Q4 2021 acquisitions within our Clean Energy & Fueling segment.

DOVER CORPORATION
ADJUSTED SEGMENT EBITDA (NON-GAAP) (CONTINUED)
(unaudited)(in thousands)

Non-GAAP Reconciliations	2020
	Q1	Q2	Q3	Q4	FY
ADJUSTED SEGMENT EBITDA

Engineered Products:
Segment earnings	$73,461	$55,464	$71,269	$64,949	$265,143
Other depreciation and amortization [1]	6,116	6,129	6,647	6,350	25,242
Adjusted segment EBITDA [3]	79,577	61,593	77,916	71,299	290,385
Adjusted segment EBITDA margin [3]	19.5%	18.0%	20.2%	18.1%	19.0%
Clean Energy & Fueling:
Segment earnings	$66,656	$59,471	$79,819	$84,287	$290,233
Other depreciation and amortization [1]	6,674	6,394	6,411	6,574	26,053
Adjusted segment EBITDA [3]	73,330	65,865	86,230	90,861	316,286
Adjusted segment EBITDA margin [3]	20.4%	20.2%	22.7%	22.2%	21.4%
Imaging & Identification:
Segment earnings	$57,428	$43,529	$58,407	$64,669	$224,033
Other depreciation and amortization [1]	3,332	3,214	3,509	3,740	13,795
Adjusted segment EBITDA [3]	60,760	46,743	61,916	68,409	237,828
Adjusted segment EBITDA margin [3]	23.7%	20.5%	23.3%	23.8%	22.9%
Pumps & Process Solutions:
Segment earnings	$77,106	$79,975	$99,356	$92,296	$348,733
Other depreciation and amortization [1]	9,049	9,506	9,855	10,257	38,667
Adjusted segment EBITDA [3]	86,155	89,481	109,211	102,553	387,400
Adjusted segment EBITDA margin [3]	27.0%	28.9%	31.4%	29.5%	29.3%
Climate & Sustainability Technologies:
Segment earnings	$23,210	$23,783	$45,284	$33,816	$126,093
Other depreciation and amortization [1]	6,020	5,894	6,542	6,126	24,582
Adjusted segment EBITDA [3]	29,230	29,677	51,826	39,942	150,675
Adjusted segment EBITDA margin [3]	9.4%	10.1%	14.1%	11.7%	11.4%
Total Segments:
Segment earnings [2,3]	$297,861	$262,222	$354,135	$340,017	$1,254,235
Other depreciation and amortization [1]	31,191	31,137	32,964	33,047	128,339
Adjusted segment EBITDA [3]	329,052	293,359	387,099	373,064	1,382,574
Adjusted segment EBITDA margin [3]	19.9%	19.6%	22.1%	21.0%	20.7%

[1] Other depreciation and amortization relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs.
[2] Refer to Quarterly Segment Information section for reconciliation of total segment earnings to net earnings.
[3] Refer to Non-GAAP Disclosures section for definition.

DOVER CORPORATION
ADJUSTED SEGMENT EBITDA (NON-GAAP) (CONTINUED)
(unaudited)(in thousands)

Non-GAAP Reconciliations	2019
	Q1	Q2	Q3	Q4	FY
ADJUSTED SEGMENT EBITDA

Engineered Products:
Segment earnings	$71,361	$81,964	$78,651	$78,255	$310,231
Other depreciation and amortization [1]	6,197	6,145	6,401	6,459	25,202
Adjusted segment EBITDA [3]	77,558	88,109	85,052	84,714	335,433
Adjusted segment EBITDA margin [3]	18.5%	20.5%	19.9%	20.1%	19.8%
Clean Energy & Fueling:
Segment earnings	$49,618	$66,883	$80,611	$87,230	$284,342
Other depreciation and amortization [1]	6,723	7,187	7,013	7,738	28,661
Adjusted segment EBITDA [3]	56,341	74,070	87,624	94,968	313,003
Adjusted segment EBITDA margin [3]	15.1%	19.0%	21.3%	21.4%	19.3%
Imaging & Identification:
Segment earnings	$60,750	$60,264	$66,282	$65,913	$253,209
Other depreciation and amortization [1]	2,930	2,962	2,960	3,604	12,456
Adjusted segment EBITDA [3]	63,680	63,226	69,242	69,517	265,665
Adjusted segment EBITDA margin [3]	23.7%	23.7%	25.2%	25.3%	24.5%
Pumps & Process Solutions:
Segment earnings	$70,670	$84,523	$85,765	$82,483	$323,441
Other depreciation and amortization [1]	9,229	8,915	8,716	9,797	36,657
Adjusted segment EBITDA [3]	79,899	93,438	94,481	92,280	360,098
Adjusted segment EBITDA margin [3]	24.2%	27.6%	27.7%	28.1%	26.9%
Climate & Sustainability Technologies:
Segment earnings	$34,212	$52,153	$43,155	$23,212	$152,732
Other depreciation and amortization [1]	5,899	5,665	5,943	5,995	23,502
Adjusted segment EBITDA [3]	40,111	57,818	49,098	29,207	176,234
Adjusted segment EBITDA margin [3]	12.0%	15.0%	13.3%	9.5%	12.6%
Total Segments:
Segment earnings [2,3]	$286,611	$345,787	$354,464	$337,093	$1,323,955
Other depreciation and amortization [1]	30,978	30,874	31,033	33,593	126,478
Adjusted segment EBITDA [3]	317,589	376,661	385,497	370,686	1,450,433
Adjusted segment EBITDA margin [3]	18.4%	20.8%	21.1%	20.9%	20.3%

[1] Other depreciation and amortization relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs.
[2] Refer to Quarterly Segment Information section for reconciliation of total segment earnings to net earnings.
[3] Refer to Non-GAAP Disclosures section for definition.

DOVER CORPORATION
ADJUSTED SEGMENT EBITDA TO NET EARNINGS RECONCILIATION (NON-GAAP)
(unaudited)(in thousands)

Non-GAAP Reconciliations	2022	2021
	Q1	Q1	Q2	Q3	Q4	FY
Net earnings:
Adjusted segment EBITDA:
Engineered Products	$78,404	$83,392	$77,069	$74,508	$69,919	$304,888
Clean Energy & Fueling	81,428	86,061	100,001	86,512	80,454	353,028
Imaging & Identification	62,095	66,892	70,109	74,531	69,589	281,121
Pumps & Process Solutions	156,539	138,565	156,397	160,107	159,796	614,865
Climate & Sustainability Technologies	60,104	49,824	63,587	56,753	42,340	212,504
Total adjusted segment EBITDA	438,570	424,734	467,163	452,411	422,098	1,766,406
Purchase accounting expenses [1]	53,286	35,516	35,162	35,587	35,715	141,980
Restructuring and other costs (benefits) [2]	10,552	4,162	10,779	(3,201)	26,696	38,436
Loss (gain) on dispositions [3]	194	—	—	—	(206,338)	(206,338)
Other depreciation and amortization [4]	35,654	32,490	32,249	34,290	34,297	133,326
Corporate expense / other [5]	37,404	37,173	39,910	33,249	45,966	156,298
Interest expense	26,552	26,823	26,661	26,433	26,402	106,319
Interest income	(775)	(680)	(942)	(1,466)	(1,353)	(4,441)
Earnings before provision for income taxes	275,703	289,250	323,344	327,519	460,713	1,400,826
Provision for income taxes	49,550	56,481	58,836	63,763	97,928	277,008
Net earnings	$226,153	$232,769	$264,508	$263,756	$362,785	$1,123,818
1 Purchase accounting expenses are primarily comprised of amortization of intangible assets and charges related to fair value step-ups for acquired inventory sold during the period.
2 Restructuring and other costs (benefits) relate to actions taken for employee reductions, facility consolidations and site closures, product line exits, and other asset charges.
3 Loss (gain) on dispositions include working capital adjustments related to dispositions.
4 Other depreciation and amortization relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs.
5 Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include executive and functional compensation costs, non-service pension costs, non-operating insurance expenses, shared business services overhead costs, deal-related expenses and various administrative expenses relating to the corporate headquarters.

DOVER CORPORATION
ADJUSTED SEGMENT EBITDA TO NET EARNINGS RECONCILIATION (NON-GAAP) (CONTINUED)
(unaudited)(in thousands)

Non-GAAP Reconciliations	2020
	Q1	Q2	Q3	Q4	FY
Net earnings:
Adjusted segment EBITDA:
Engineered Products	$79,577	$61,593	$77,916	$71,299	$290,385
Clean Energy & Fueling	73,330	65,865	86,230	90,861	316,286
Imaging & Identification	60,760	46,743	61,916	68,409	237,828
Pumps & Process Solutions	86,155	89,481	109,211	102,553	387,400
Climate & Sustainability Technologies	29,230	29,677	51,826	39,942	150,675
Total adjusted segment EBITDA	329,052	293,359	387,099	373,064	1,382,574
Purchase accounting expenses [1]	34,062	34,101	35,325	35,027	138,515
Restructuring and other costs [2]	7,859	16,840	5,848	20,925	51,472
(Gain) loss on dispositions [3]	(6,551)	781	557	—	(5,213)
Other depreciation and amortization [4]	31,191	31,137	32,964	33,047	128,339
Corporate expense / other [5]	22,906	25,688	34,644	36,123	119,361
Interest expense	27,268	28,711	27,724	28,234	111,937
Interest income	(1,183)	(728)	(960)	(700)	(3,571)
Earnings before provision for income taxes	213,500	156,829	250,997	220,408	841,734
Provision for income taxes	37,221	32,063	50,697	38,302	158,283
Net earnings	$176,279	$124,766	$200,300	$182,106	$683,451
1 Purchase accounting expenses are primarily comprised of amortization of intangible assets and charges related to fair value step-ups for acquired inventory sold during the period.
2 Restructuring and other costs relate to actions taken for employee reductions, facility consolidations and site closures, product line exits, and other asset charges.
3 (Gain) loss on dispositions include working capital adjustments related to dispositions.
4 Other depreciation and amortization relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs.
5 Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include executive and functional compensation costs, non-service pension costs, non-operating insurance expenses, shared business services overhead costs, deal-related expenses and various administrative expenses relating to the corporate headquarters.

DOVER CORPORATION
ADJUSTED SEGMENT EBITDA TO NET EARNINGS RECONCILIATION (NON-GAAP) (CONTINUED)
(unaudited)(in thousands)

Non-GAAP Reconciliations	2019
	Q1	Q2	Q3	Q4	FY
Net earnings:
Adjusted segment EBITDA:
Engineered Products	$77,558	$88,109	$85,052	$84,714	$335,433
Clean Energy & Fueling	56,341	74,070	87,624	94,968	313,003
Imaging & Identification	63,680	63,226	69,242	69,517	265,665
Pumps & Process Solutions	79,899	93,438	94,481	92,280	360,098
Climate & Sustainability Technologies	40,111	57,818	49,098	29,207	176,234
Total adjusted segment EBITDA	317,589	376,661	385,497	370,686	1,450,433
Purchase accounting expenses [1]	35,635	34,997	34,244	33,460	138,336
Restructuring and other costs [2]	3,963	6,457	3,807	17,926	32,153
Loss on assets held for sale [3]	46,946	—	—	—	46,946
Other depreciation and amortization [4]	30,978	30,874	31,033	33,593	126,478
Corporate expense / other [5]	30,831	23,785	28,336	59,267	142,219
Interest expense	31,808	31,754	31,410	30,846	125,818
Interest income	(890)	(945)	(1,263)	(1,428)	(4,526)
Earnings before provision for income taxes	138,318	249,739	257,930	197,022	843,009
Provision for income taxes	32,613	51,654	51,924	28,900	165,091
Net earnings	$105,705	$198,085	$206,006	$168,122	$677,918
1 Purchase accounting expenses are primarily comprised of amortization of intangible assets and charges related to fair value step-ups for acquired inventory sold during the period.
2 Restructuring and other costs relate to actions taken for employee reductions, facility consolidations and site closures, product line exits, and other asset charges.
3 Represents a loss on assets held for sale of Finder. Under local law, no tax benefit is realized from the loss on the sale of a wholly-owned business.
4 Other depreciation and amortization relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs.
5 Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include executive and functional compensation costs, non-service pension costs, non-operating insurance expenses, shared business services overhead costs, deal-related expenses and various administrative expenses relating to the corporate headquarters.

Non-GAAP Measures Definitions

In an effort to provide investors with additional information regarding our results as determined by GAAP, management also discloses non-GAAP information that management believes provides useful information to investors. Adjusted net earnings, adjusted diluted net earnings per share, total segment earnings, adjusted segment EBITDA, and adjusted segment EBITDA margin are not financial measures under GAAP and should not be considered as a substitute for net earnings, and diluted net earnings per share, as determined in accordance with GAAP, and they may not be comparable to similarly titled measures reported by other companies.

Adjusted net earnings represents net earnings adjusted for the effect of purchase accounting expenses, restructuring and other costs/benefits, gain/loss on dispositions, loss on extinguishment of debt, and loss on assets held for sale. Purchase accounting expenses are primarily comprised of amortization of intangible assets and charges related to fair value step-ups for acquired inventory sold during the period. We exclude after-tax purchase accounting expenses because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions the Company consummates. While we have a history of acquisition activity, our acquisitions do not happen in a predictive cycle. Exclusion of purchase accounting expenses facilitates more consistent comparisons of operating results over time. We believe it is important to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. We exclude the other items because they occur for reasons that may be unrelated to the Company's commercial performance during the period and/or management believes they are not indicative of the Company's ongoing operating costs or gains in a given period.

Adjusted diluted net earnings per share or adjusted earnings per share represents diluted EPS adjusted for the effect of purchase accounting expenses, restructuring and other costs/benefits, gain/loss on dispositions, loss on extinguishment of debt, and loss on assets held for sale.

Total segment earnings is defined as the sum of earnings before purchase accounting expenses, restructuring and other costs/benefits, gain/loss on dispositions, loss on assets held for sale, corporate expenses/other, interest expense, interest income and provision for income taxes for all segments. Total segment earnings margin is defined as total segment earnings divided by revenue.

Adjusted segment EBITDA is defined as segment earnings plus other depreciation and amortization expense, which relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs. Adjusted segment EBITDA margin is defined as adjusted segment EBITDA divided by segment revenue.

Management believes the non-GAAP measures above are useful to investors to better understand the Company’s ongoing profitability as they will better reflect the Company's core operating results, offer more transparency and facilitate easier comparability to prior and future periods and to its peers.